Post-Employment Benefits (Tables)	3 Months Ended
Mar. 31, 2013
Compensation and Retirement Disclosure [Abstract]
Cost recognized in Unaudited Condensed Consolidated Statements of Operations

	OPEB Plan
	Three Months Ended
	March 31,
	2013	2012
	(in thousands)
Service cost	$1	1
Interest cost	4	4
Expected return on plan assets	(17)	(17)
Amortization of net (gain) loss	(6)	(9)
Net periodic (benefit) cost	$(18)	$(21)